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                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT AUDITORS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 2, 2000 incorporated by reference in Inverness Medical Technology, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                               ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 1, 2001